As filed with the Securities and Exchange Commission on April 10, 2001

                                                     Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              ____________________

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                              ____________________

                       UNITED DOMINION REALTY TRUST, INC.
               (Exact name of registrant as specified in charter)

          Virginia                                  54-0857512
 (State or other jurisdiction of           (I.R.S. employer identification
  incorporation or organization)                    number)

                              400 East Cary Street
                          Richmond, Virginia 23219-3816
           (Address of principal executive office, including zip code)

                       UNITED DOMINION REALTY TRUST, INC.
                         EMPLOYEES' STOCK PURCHASE PLAN
                            (Full title of the plan)
                              ____________________

                               Katheryn E. Surface
                          Secretary and General Counsel
                       United Dominion Realty Trust, Inc.
               400 East Cary Street, Richmond, Virginia 23219-3816
                                 (804) 819-1885
                     (Name, address, including zip code, and
          telephone number, including area code, of agent for service)

                                   Copies to:

                           James W. Featherstone, III
                                Hunton & Williams
                          Riverfront Plaza, East Tower
                              951 East Byrd Street
                          Richmond, Virginia 23219-4074
                                 (804) 788-8267
                              ____________________

                         CALCULATION OF REGISTRATION FEE


                                                    Proposed maximum         Proposed maximum
   Title of securities         Amount to be          Offering price              aggregate              Amount of
    to be registered            registered            per share(1)           offering price(1)       registration fee
Common Stock, $1.00 par
 value                        250,000 shares              $12.13                $3,032,500               $758.13

=======================================================================================================================

  (1)  Determined pursuant to Rule 457(c).

  This registration statement is filed pursuant to General Instruction E of Form S-8. The contents of the registrant's registration statement on Form S-8, File No. 33-58201, are incorporated by reference.


Exhibits.

5 -         Opinion of Hunton & Williams

23(i) -     Consent of Ernst & Young LLP

23(ii)-     Consent of Hunton & Williams (included in Exhibit 5)

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Denver, State of Colorado, on April 6, 2001.



                                   UNITED DOMINION REALTY TRUST, INC.


                                   By:  /s/Thomas  W. Toomey
                                      -------------------------------------
                                        Thomas W. Toomey
                                        President and Chief Executive Officer


                                POWER OF ATTORNEY

  Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 6, 2001.

         Signature and Capacity                                   Signature and Capacity
         ----------------------                                   ----------------------

/s/Thomas W. Toomey                                             /s/James D. Klingbeil
-----------------------------------------------------     -------------------------------------
   Thomas W. Toomey                                                James D. Klingbeil
   President, Chief Executive Officer (Principal                   Director
   Executive Officer) and Director

                                                                /s/Robert C. Larson
                                                          -------------------------------------
/s/Christopher D. Genry                                            Robert C. Larson
-----------------------------------------------------              Director
   Christopher D. Genry
   Executive Vice President, Chief Financial Officer
   (Principal Financial and Accounting Officer)                 /s/John P. McCann
                                                          -------------------------------------
                                                                   John P. McCann
                                                                   Director
/s/R. Toms Dalton, Jr.
-----------------------------------------------------
   R. Toms Dalton, Jr.                                          /s/Lynne B. Sagalyn
   Director                                               -------------------------------------
                                                                   Lynne B. Sagalyn
                                                                   Director


-----------------------------------------------------           /s/Mark J. Sandler
   Robert P. Freeman                                      -------------------------------------
   Director                                                        Mark J. Sandler
                                                                   Director


                                                                /s/Robert W. Scharar
-----------------------------------------------------     -------------------------------------
   Jon A. Grove                                                    Robert W. Scharar
   Director                                                        Director




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